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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 12, 2006

                            GRANITE MASTER ISSUER PLC
             (Exact name of registrant as specified in its charter)
                                England and Wales
                 (State or other jurisdiction of incorporation)
                                   333-133279
                            (Commission File Number)
                                 Not applicable
                        (IRS Employer Identification No.)
                                   Fifth Floor
                                 100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                               +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

                        GRANITE FINANCE TRUSTEES LIMITED
             (Exact name of registrant as specified in its charter)
                             Jersey, Channel Islands
                 (State or other jurisdiction of incorporation)
                                  333-133279-02
                            (Commission File Number)
                                 Not applicable
                        (IRS Employer Identification No.)
                               22 Grenville Street
                           St. Helier, Jersey JE4 8PX,
                           Channel Islands (Address of
                          principal executive offices)
                               +44 (0)1534 609 333
              (Registrant's telephone number, including area code)

                        GRANITE FINANCE FUNDING 2 LIMITED
             (Exact name of registrant as specified in its charter)
                                England and Wales
                 (State or other jurisdiction of incorporation)
                                  333-133279-01
                            (Commission File Number)
                                 Not applicable
                        (IRS Employer Identification No.)
                                   Fifth Floor
                                 100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                               +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8   Other Events

Item 8.01.  Other Events

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Granite Master Issuer plc, Granite Finance Trustees Limited and Granite Finance Funding 2 Limited are filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Series 2006-3 Class A1, Class A3, Class A4, Class A7, Class B1, Class B2, Class M1, Class M2, Class C1 and Class C2 Notes issued by Granite Master Issuer plc (the "Notes").

Incorporation of Certain Documents by Reference

The consolidated financial statements of Barclays Bank PLC and its subsidiaries incorporated in the preliminary prospectus supplement by reference to the combined Annual Report on Form 20-F of Barclays PLC and Barclays Bank PLC for the year ended December 31, 2005 have been so incorporated in reliance upon an audit report of PricewaterhouseCoopers LLP, London, England, independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting.


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Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      Not applicable.

(b)   Pro forma financial information:

      Not applicable.

(c)   Exhibits:

Exhibit No.       Description

23.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays Bank PLC

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   September 13, 2006


                                            GRANITE MASTER ISSUER PLC


                                            By:   /s/ Sharon Tyson
                                                  ----------------------
                                            Name:  Sharon Tyson
                                            Title: Director



Date:    September 13, 2006


                                            GRANITE FINANCE FUNDING 2 LIMITED


                                            By:   /s/ Sharon Tyson
                                                  ---------------------
                                            Name:  Sharon Tyson
                                            Title: Director

Date:    September 13, 2006


                                            GRANITE FINANCE TRUSTEES LIMITED


                                            By:   /s/ Daniel Le Blanq
                                                  ---------------------
                                            Name:   Daniel Le Blanq
                                            Title:  Director

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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.

23.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays Bank PLC